Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.32
TENTH AMENDMENT TO
PRIVATE LABEL BANKING PROGRAM AGREEMENT

This TENTH AMENDMENT TO THE PRIVATE LABEL BANKING PROGRAM
AGREEMENT, dated as of December 27th, 2018 (the “Tenth Amendment Effective Date”), is by and between T-MOBILE USA, INC., a corporation organized and existing under the laws of Delaware, with offices located at 12920 SE 38th Street, Bellevue, Washington 98006-1250 (“Company”), and CUSTOMERS BANK, a Pennsylvania state-chartered banking institution with a mailing address of 99 Bridge Street, Phoenixville, Pennsylvania 19460 (“Bank”), and amends the Agreement (as defined below) (this “Tenth Amendment”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Bank and Company entered into that certain Private Label Banking Program Agreement, effective as of February 24, 2017, which sets forth each Party’s rights and responsibilities with respect to developing, marketing, and offering the Program (the “Agreement”);

WHEREAS, Bank and Company entered into that certain First Amendment to the Agreement, dated as of September 30, 2017, that certain Second Amendment to the Agreement, dated as of September 30, 2017, that certain Third Amendment to the Agreement, dated as of December 21, 2017, that certain Fourth Amendment to the Agreement, dated as of December 1, 2018, that certain Fifth Amendment to the Agreement, dated as of August 16, 2018, that certain Sixth Amendment to the Agreement, dated as of September 26, 2018, that certain Seventh Amendment to the Agreement, dated as of September 26, 2018, that certain Eighth Amendment to the Agreement, dated as of November 9, 2018, and that certain Ninth Amendment to the Agreement, dated as of September 31, 2018, in each case, to amend certain terms and conditions of the Agreement; and

WHEREAS, Bank and Company desire to enter into this Tenth Amendment to the Agreement to further amend the Agreement and to set forth additional terms and conditions to govern the Program.

NOW, THEREFORE, in consideration of the promises, covenants, and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Section 9.2 of the Agreement is hereby amended by adding, at the end thereof, the following provision:

(a)
[***] in connection with the development, design, and creation of additional features and functionality which were launched in beta releases in 2018, not previously referenced in this Agreement, attached hereto as Attachment A. These items are pending delivery in a production release before [***]

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[***]

IN WITNESS WHEREOF, this Agreement is executed by the Parties’ authorized officers or representatives and shall be effective as of the date first above-written.

T-MOBILE USA, INC. (COMPANY)		CUSTOMERS BANK (CUBI)
By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	12/30/2018 | 7:59 AM PST	Date:	12/28/2018 | 10:06 AM PST

DocuSigned by:
T-Mobile Legal Approval By:
/s/ [***]

Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ATTACHMENT A
[***]